UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2014

EMCORE CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-36632	22-2746503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10420 Research Road, SE, Albuquerque, New Mexico	87123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 332-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Amendment to the Asset Purchase Agreement with SolAero Technologies Corp.

On November 26, 2014, EMCORE Corporation, a New Jersey corporation (“EMCORE”), and SolAero Technologies Corp. (f/k/a Photon Acquisition Corporation), a Delaware corporation (“SolAero”), entered into Amendment No. 1 (the “Amendment”) to that certain Asset Purchase Agreement, dated as of September 17, 2014, by and between EMCORE and SolAero (the “APA”).

EMCORE and SolAero entered into the APA in connection with the sale of EMCORE’s photovoltaics business (the “Business”) to SolAero.  In order to provide SolAero with sufficient time to establish its payroll and benefits platform, EMCORE and SolAero entered into the Amendment, pursuant to which (i) the employees of the Business (the “Business Employees”) shall remain employees of EMCORE and shall continue to perform the same services for the Business as performed immediately prior to the closing of the transactions under the APA, in each case, for the period (the “Employee Transition Period”) between the closing of the transactions under the APA and the earlier of (a) the date on which SolAero shall have established a payroll and benefits platform that enables it to fulfill its obligations under Article VIII of the APA and (b) March 31, 2015, and (ii) SolAero has agreed to reimburse EMCORE for all costs incurred in connection with the employment of, and providing a payroll and benefits platform for, the Business Employees during the Employee Transition Period and to indemnify and hold harmless EMCORE from any losses it suffers or incurs in connection therewith, in each case, as more fully set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 2.1 and incorporated herein by reference.

ADDITIONAL INFORMATION

EMCORE has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement, proxy statement supplement and other relevant materials related to the disposition of EMCORE’s photovoltaics business (the “Space Transaction”), which have been mailed to EMCORE’s shareholders, and is holding a special meeting of shareholders on December 5, 2014 (the “Special Meeting”) to vote on the Space Transaction.

The definitive proxy statement, proxy statement supplement and other relevant materials (when they become available), and any other documents filed by EMCORE with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of EMCORE’s SEC filings by visiting EMCORE’s investor website at http://investor.emcore.com/sec.cfm. EMCORE’s investors and security holders are urged to read the definitive proxy statement, proxy statement supplement and the other relevant materials (when they become available) before making any investment or voting decision with respect to the Space Transaction.

EMCORE and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from EMCORE’s shareholders in connection with the Special Meeting. Information about the directors and executive officers, including their interests in the Space Transaction, are included in EMCORE’s definitive proxy statement relating to the Space Transaction.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the transactions contemplated by the APA and the Amendment, including any potential losses or liabilities arising out of or relating to the Business Employees. These forward-looking statements may include comments concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, and other information that is not historical. When used in this Current Report on Form 8-K, the words “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” or future or conditional verbs, such as “could,” “may,” “should,” or “will,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, among others, risks detailed in our filings with the SEC, including those detailed in EMCORE’s Annual Report on Form 10-K under the caption “Risk Factors,” as updated by EMCORE’s subsequent filings with the SEC, all of which are available at the SEC’s website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. EMCORE Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the announcements described herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

2.1

Amendment No. 1, dated November 26, 2014, to that certain Asset Purchase Agreement, dated as of September 17, 2014, by and between EMCORE Corporation and SolAero Technologies Corp. (f/k/a Photon Acquisition Corporation)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

Dated: November 26, 2014	By:	/s/ Mark B. Weinswig
	Name:	Mark B. Weinswig
	Title:	Chief Financial Officer